POINTE COMMUNICATIONS CORPORATION

                          SECURITIES PURCHASE AGREEMENT

                               SEPTEMBER ___, 1999

                                    EXHIBITS
                                    --------

Exhibit A      Form of Convertible Promissory Note
Exhibit B      Form of Certificate of Designations
Exhibit C      Form of Warrant Agreement
Exhibit D      Form of Registration Rights Agreement
Exhibit E      Form of Legal Opinion of Gardere & Wynne L.L.P.

Schedule 1     Schedule of Investors and Amount of Investment
Schedule 2.2   Capitalization: Rights to Purchase Capital Stock of the Company
Schedule 2.3   Subsidiaries
Schedule 2.7   Litigation
Schedule 2.8   Material Intellectual Property
Schedule 2.10  Material Agreements
Schedule 2.13  Conflicts of Interest
Schedule 2.14  Registration Rights and Voting Rights
Schedule 2.16  Title to Property and Assets
Schedule 2.17  Employee Benefit Plans
Schedule 2.18  Tax Returns and Audits
Schedule 2.20  Permits
Schedule 2.23  Financial Statements
Schedule 2.24  Changes
Schedule 2.27  Finder's Fee
Schedule 2.28  Insurance

                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

     THIS  SECURITIES  PURCHASE  AGREEMENT  (this  "Agreement"),  dated  as  of
                                                    ---------
September ___, 1999, is made by and among POINTE COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"), TSG CAPITAL FUND III, L.P., a Delaware
                            -------
limited  partnership,  and  its Affiliates ("TSG"), Opportunity Capital Partners
                                             ---
II,  L.P.,  a  Delaware  limited  partnership and its Affiliates ("OCP II"), and
                                                                   ------
Opportunity Capital Partners III, L.P., a Delaware limited partnership and its Affiliates ("OCP III") (hereinafter, TSG, OCP II and OCP III shall each be
              --------
referred  to  as  a  "Purchaser"  and  shall  collectively  be  referred  to  as
                      ---------
"Purchasers").
------------

                                   WITNESSETH:
                                   ----------

     WHEREAS, the Company is interested in having investors provide additional capital to the Company through debt or equity investments; and

     WHEREAS, subject to the terms and conditions set forth herein, the Company desires to borrow from Purchasers, and Purchasers desire to loan to the Company an aggregate of $21,000,000, as set forth on Schedule 1 attached hereto (the
                                                 ----------
"Loan")  in exchange for the issuance by the Company of a convertible promissory
------
note  to  each  of  TSG,  OCP II and OCP III in the form of Exhibit "A" attached
                                                            -----------
hereto  (the  "Note"  or  collectively, the "Notes"), which shall be convertible
               ----                          -----
into, upon the occurrence of certain events set forth in the Notes, an aggregate of 7,000 shares (plus additional shares for accrued interest) of the Company's Class B Convertible Senior Preferred Stock (the "Class B Preferred Stock"), par
                                                  -----------------------
value $0.01 per share, and warrants to purchase shares of the Company's common stock, par value $0.00001 per share (the "Common Stock"); and
                                                 -------------

     WHEREAS, the Company desires to issue the Notes on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.     LOAN  TO  THE  COMPANY.
            ----------------------

     1.1     Loan Amount.  Subject to the terms and conditions of this Agreement
             -----------
and as consideration for the issuance of the Notes to Purchasers, Purchasers shall pay and deliver to the Company cash equal to the Loan Amount ($21,000,000), which shall be payable at the Closing by cashier's check or wire transfer of funds to such account as may be specified by the Company in writing. "Loan Amount" shall mean the aggregate amount loaned to the Company by the Purchasers in exchange for the Notes as set forth on Schedule 1 attached hereto.
                                                     ----------

     1.2     Issuance  of  the  Notes.  At the Closing, the Company shall issue:
             ------------------------
(i) to TSG a Note in the principal amount of $20,000,000 convertible into shares of the Class B Preferred Stock ; (ii) to OCP II, a Note in the principal amount of $900,000 convertible into shares of Class B Preferred Stock; and (iii) to OCP III, a Note in the principal amount of $100,000 convertible into shares of Class B Preferred Stock .

     1.3     The  Closing.
             ------------

          a) Subject to the satisfaction or, to the extent permissible by law, waiver by the parties hereto on the Closing Date of the conditions described in Sections 3 and 4 of this Agreement, the funding of the Loan Amount and issuance of the Notes (the "Closing") shall occur on such date as the
                                      -------
Company and Purchasers may mutually agree, on or prior to September 10, 1999 (such date on which the Closing takes place being the "Closing Date"). The
                                                            ------------
Closing shall take place at the offices of the Company, 1325 Northmeadow Parkway, Suite 110, Roswell, Georgia 30076, or at such other place as the Company and Purchasers may mutually agree upon in writing.

          b) At or before the Closing, each party shall cause to be prepared, and at the Closing the parties shall execute, deliver, and file each document, agreement, and instrument required or contemplated by this Agreement to be so executed, delivered, and filed in connection with the transactions contemplated hereby which have not been theretofore accomplished.

          c) The parties shall, from time to time after the Closing Date at the request of any other party and without further consideration, execute and deliver or cause to be executed and delivered to such other party such further instruments of transfer, assignment, conveyance, and assumption, and shall take or cause to be taken such other action as reasonably requested, as may be necessary to carry into effect the transactions contemplated hereby.

     1.4     Conversion  of  Note  into  Class  B  Preferred Stock and Warrants.
             ------------------------------------------------------------------

          (a) Subject to the terms and conditions set forth in the Notes, the Company agrees to issue to Purchasers upon conversion of the Notes (i) shares of the Company's Class B Convertible Senior Preferred Stock, par value $0.01 per share (the "Class B Preferred Shares"), having the rights, privileges
                       ------------------------
and preferences set forth in the Certificate of Designations attached hereto as Exhibit B (the "Certificate"), and (ii) warrants to TSG to purchase an aggregate
---------       -----------
of 8,571,429 shares, warrants to OCP II to purchase an aggregate of 385,714 shares, and warrants to OCP III to purchase an aggregate of 42,857 shares (as such numbers may be adjusted as provided herein) of the Company's Common Stock at an exercise price determined in accordance with Section 5.3 (b) of the Warrant Agreement in the form attached hereto as Exhibit C (the "Warrant
                                                         ---------       -------
Agreement")  (as  such  price per share may be adjusted as provided herein) (the
---------
"Warrants"),  which  Warrants  shall  be subject to the terms and conditions set
---------
forth  in  the  Warrant  Agreement.

          b) The parties agree to execute the Registration Rights Agreement in substantially the form attached hereto as Exhibit D upon conversion of the
                                                ---------
Notes.

     (c) The parties agree that the number of Class B Preferred Shares and Warrants (together, the "Securities") to be issued by the Company to Purchasers
                          ----------
upon conversion, and the exercise price of the Warrants, shall be equitably adjusted, subject to the agreement of each party, to reflect any spin-off, split-up, reclassification, combination of shares, recapitalization or similar corporate reorganization, or any consolidation or merger under which the surviving entity is or becomes the "Company" as defined in this Agreement, in any such case which occurs between the effective date of this Agreement and the Closing Date.

          (d) The parties further agree that if the Pensat Transaction (hereinafter defined) is consummated on or before December 31, 1999, the exercise price of the Warrants shall automatically be adjusted pursuant to
Section  5.3  (b) of the Warrant Agreement.  "Pensat Transaction" shall mean the
                                              ------------------
transactions contemplated by that certain letter of intent and term sheet between the Company and Pensat International Communications, Inc. ("Pensat"),
                                                                       ------
dated July 26, 1999, including, but not limited to, the purchase by Pensat or affiliates thereof, or other parties, of Class C Preferred Stock for an aggregate purchase price of at least $20,000,000.

          (e) The parties further agree that the number of Warrants to be issued by the Company to Purchasers upon conversion of the Notes shall be adjusted to maintain the ratio of 0.75 Warrants for each Common Share issuable upon conversion of the Class B Preferred Shares issued pursuant to the principal amount of the Notes without regard to interest earned on the Notes.

     1.5     Use of Proceeds.  The Company hereby agrees that it shall apply the
             ---------------
net proceeds received hereunder from the Loan (after deduction of all costs and expenses of such Loan) to build out and interconnect its competitive local exchange, long distance and Internet networks, to repay debt and to fund working capital and capital expenditures of the Company.

     2.     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF  THE  COMPANY.  The
            --------------------------------------------------------------
Company hereby represents and warrants to and covenants with the Purchasers as follows (except as set forth on the Schedules hereto, which exceptions shall be deemed to be representations and warranties as if made hereunder):

     2.1     Organization, Qualifications and Corporate Power.  The Company is a
             ------------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted. The Company has all requisite corporate power and authority to execute, deliver and perform this Agreement and to sell, issue and deliver the Notes, Securities upon conversion of the Notes, and the shares of Common Stock issuable upon conversion of the Class B Preferred Shares or upon exercise of the Warrants (collectively, the "Underlying Shares") to Purchasers.
                                              -----------------
The Company is duly qualified to conduct business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business (as now conducted or as proposed to be conducted), financial condition, operating results, assets, properties or prospects of the Company or its subsidiaries, taken as a whole (each such effect, a "Material Adverse Effect"). The Company has delivered to Purchasers
             -----------------------
complete and correct copies of the Company's Articles of Incorporation (including all amendments thereto) and Bylaws, in each case in effect as of the date hereof (the "Existing Articles" and "Existing Bylaws," respectively).
                     ------------------         ---------------

     2.2     Capitalization.
             --------------

          (a) The authorized capital stock of the Company will consist, immediately prior to the Closing, of: (1) 100,000,000 shares of Common Stock, of which 46,449,125 shares are issued and outstanding, and (2) 100,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"), of which
                                                     ---------------
10,229 shares of Class A Convertible Senior Preferred Stock (convertible into 21,919,562 shares of Common Stock) are issued and outstanding.

          (b) The Company has reserved: (1) 3,000,000 shares of Common Stock under its Incentive Stock Option Plan (the "Employee Plan"); (2) 1,000,000
                                                  -------------
shares  of  Common  Stock  under  its  Executive  Long-Term Plan (the "Executive
                                                                       ---------
Plan"); and (3) 1,000,000 shares of Common Stock under its Non-Employee Director Stock Option Plan (the "Director Plan"); (4) 5,000,000 shares of Common Stock
                           -------------
under  its  Executive  Market  Value Appreciation Stock Option Plan (the "Market
                                                                          ------
Appreciation  Plan");  (5)  2,000,000  shares  of Common Stock under its Pay for
------------------
Performance  Stock  Option  Plan  (the  "Pay for Performance Plan") (such shares
                                         ------------------------
collectively,  the  "Reserved  Option  Shares"), in each case, for issuance upon
                     ------------------------
exercise of incentive or non-qualified stock options granted or expected to be granted to certain executive officers, non-employee directors and employees of the Company or of any subsidiary of the Company pursuant to the terms and conditions of the Employee Plan, the Executive Plan, the Director Plan, the Market Value Appreciation Plan and the Pay for Performance Plan (collectively, the "Plans"). The Company has reserved 464,241 shares of Common Stock for
      -----
issuance upon exercise of non-qualified stock options expected to be given to certain consultants and former employees of the Company outside of the Plans (the "Other Reserved Option Shares"). Each Plan has been duly adopted by the
       ------------------------------
Company's Board of Directors and the Employee Plan, Executive Plan and Director Plan have been approved by the Company's shareholders to the extent necessary to be qualified under the Internal Revenue Code of 1986, as amended. The Market Value Appreciation Plan and the Pay for Performance Plan will be presented as an item for the shareholders to consider and vote upon at the next shareholder meeting. As of the date hereof: 1,267,500 options to purchase Reserved Option Shares are outstanding under the Employee Plan; 600,000 options to purchase Reserved Option Shares are outstanding under the Director Plan; 690,000 options to purchase Reserved Option Shares are outstanding under the Executive Plan; 3,600,000 options to purchase Reserved Option Shares are outstanding under the Market Value Appreciation Plan; 1,110,000 options to purchase Reserved Option Shares are outstanding under the Pay for Performance Plan; and 464,241 options to purchase shares of Common Stock are outstanding outside of the Plans (the "Other Options"). 1,732,500 Reserved Option Shares remain available for issuance
--------------
under the Employee Plan; 310,000 Reserved Option Shares remain available for issuance under the Executive Plan; 400,000 Reserved Option Shares remain available for issuance under the Director Plan; 1,400,000 Reserved Option Shares remain available for issuance under the Market Value Appreciation Plan; and 890,000 Reserved Option Shares remain available for issuance under the Pay for Performance Plan.

          (c) The Company has additional convertible securities, warrants or rights outstanding, which are convertible into or give holders the right to purchase shares of Common Stock, as follows: (1) $1,080,000 par value convertible debentures, which are convertible into 900,000 shares of Common
Stock; (2) rights issued in conjunction with the acquisition of Rent-A-Line Telephone Company LLC, the terms of which provide holders with the right to purchase up to 625,000 shares of Common Stock; (3) warrants issued in return for services or in various financing activities, the terms of which provide holders the right to purchaser 13,225,121 shares of Common Stock; (4) 2,000 shares of Series A Preferred Stock issued by Telecommute Solutions, Inc. ("TCS"), which provide holders with the right to purchase 2,643 shares of TCS common stock or 666,667 shares of Common Stock; (5) contingent obligations issued in conjunction with the acquisition of Galatel, Inc., which provide for the grant to the former owners of Galatel of up to 93,750 shares of Common Stock; (6) contingent obligations issued in conjunction with the acquisition by the Company of a customer list to provide the former owner of such list with warrants to purchase up to 180,000 shares of Common Stock; (7) 10,229 shares of Class A Convertible Senior Preferred Stock which is convertible into 21,919,562 shares of Common Stock; and (8) warrants issued to the owners of the Company's Class A Convertible Senior Preferred Stock which provide the holders the right to purchase 10,800,000 shares of Common Stock.

          (d)     Except  as  set  forth  in  Schedule  2.2  or provided in this
                                              -------------
Agreement: (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any securities of the Company or any of its subsidiaries is authorized or outstanding as of the date hereof; (ii) none of the Company or any of its subsidiaries has any obligation (contingent or otherwise) (y) to issue any subscription, warrant, option, convertible security or other such right or (z) to issue or distribute to holders of any securities of the Company or any of its subsidiaries any evidences of indebtedness or assets of the Company or any of its subsidiaries; and (iii) none of the Company or any of its subsidiaries has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its securities or any interest therein or to pay any dividend or make any other distribution in respect thereof.

          (e) All of the outstanding shares of the Company's capital stock have been duly authorized and validly issued, are fully-paid and nonassessable and were issued in compliance with all applicable federal and state securities laws and regulations. Except as set forth in Schedule 2.2, there are no
                                                     -------------
statutory or contractual shareholders preemptive rights, rights of first refusal or any similar rights relating to the issuance and sale of securities of the Company or any of its subsidiaries.

     2.3     Subsidiaries.  Except  as  set  forth  in Schedule 2.3, the Company
             ------------                              ------------
does not own, directly or indirectly, any shares of capital stock, partnership interests or other participation rights or other interests in the nature of an equity interest in any corporation, association, partnership, joint venture company, trust, estate, limited liability company, limited liability partnership, joint stock company, unincorporated organization or other entity, or any option, warrant or other security convertible into or exchangeable for any of the foregoing. Each of the Company's subsidiaries is a corporation or a limited liability company, as the case may be, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Company's subsidiaries has the requisite corporate or limited liability company, as the case may be, power and authority to own and hold its properties and to carry on its business as conducted and as proposed to be conducted. Each of the Company's subsidiaries is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

     2.4     Authorization  and  Validity  of  Investment  Agreements.
             --------------------------------------------------------

          (a) All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Warrant Agreement, and the Registration Rights Agreement in the form attached hereto as Exhibit D (the "Registration Rights
                                             ---------       -------------------
Agreement"  and  with the Certificate, this Agreement and the Warrant Agreement,
---------
and all other documents and instruments to be executed in connection therewith collectively, the "Investment Agreements") has been taken. All corporate action
                   ---------------------
on the part of the Company, its officers, directors and, upon the occurrence of the Shareholders Meeting referenced in Section 6.6, shareholders necessary for:
(i) the performance of all obligations of the Company hereunder and under the other Investment Agreements, and (ii) the authorization, issuance, sale and delivery of the Securities and the Underlying Shares to Purchasers pursuant to the terms of the Investment Agreements has been taken.

          (b) (1) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and (2) the other Investment Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms; except in each case of subclause (1) and (2) (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors, rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; or (iii) to the extent the indemnification provisions contained in the Investment Agreements may be limited by applicable federal or state securities laws.

     2.5     Compliance with Securities Laws; Valid Issuance of Securities.  The
             -------------------------------------------------- ----------
Securities to be issued to Purchasers upon conversion of the Notes, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully-paid and nonassessable with the rights, powers and privileges as set forth herein, in the Company's Articles of Incorporation, as amended by the Articles of Amendment and in the Warrant Agreement, and will be free and clear of all liens, charges, claims, encumbrances and restrictions other than restrictions on transfer under the Investment Agreements and applicable federal and state securities laws, and will be issued pursuant to an exemption from the registration requirements of all applicable federal and state securities laws. After the Shareholders Meeting referenced in Section 6.6 of this Agreement, the Underlying Shares issuable upon conversion of the Class B Preferred Shares and the exercise of the Warrants purchased hereunder shall be duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Company's Articles of Incorporation, as amended, and the Warrant Agreements, shall be duly and validly issued, fully-paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Investment Agreements and applicable federal and state securities laws, and will be issued pursuant to an exemption from the registration requirements of all applicable federal and state securities laws. The issuance, sale and delivery of the Securities and the Underlying Shares are not subject to any preemptive right of any shareholder of the Company or to any right of first refusal or other right in favor of any person.

     2.6     Governmental  Consents.  No  consent,  approval,  order  or
             ----------------------
authorization  of,  or  registration, qualification, designation, declaration or filing with, any federal, foreign, state or local governmental authority is required on the part of the Company or any of its subsidiaries in connection with the consummation of the transactions contemplated by the Investment Agreements, except for filings pursuant to applicable state securities laws and Regulation D of the Securities Act of 1933, as amended (the "Securities Act").
                                                               --------------

     2.7     Litigation.  Except  as  set  forth  in  Schedule  2.7, there is no
             ----------                               -------------
action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries, nor, to the Company's knowledge, is there any reasonable basis for the foregoing. None of the Company or any of its subsidiaries is a party or expressly subject to the provisions of any order, writ, injunction, judgment or decree of any court, administrative agency, government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate.

     2.8     Intellectual  Property.  Set  forth on Schedule 2.8 attached hereto
             ----------------------                 ------------
is a list of all material patents, pending patent applications, trademarks, service marks, trade names, copyrights, licenses, computer codes or computer software, proprietary rights, proprietary processes and other intellectual property rights (collectively "Intellectual Property") owned by, or licensed to,
                               ---------------------
the Company or any of its subsidiaries, with an indication as to which of such items are owned by the Company or any of its subsidiaries and which are licensed to the Company or its subsidiaries. The Company's and its subsidiaries, legal rights to use the Intellectual Property owned by or licensed to the Company and its subsidiaries is sufficient for the use thereof in their respective businesses as now conducted and as proposed to be conducted, except where the failure would not have a Material Adverse Effect. None of the Company or any of its subsidiaries has received any communications alleging that the Company or any of its subsidiaries has violated or, by conducting its business as now conducted or as proposed to be conducted, would violate any of the rights in the Intellectual Property of any other individual, corporation, association, partnership, joint venture, trust, estate, limited liability company, limited liability partnership, joint stock company, unincorporated organization or government or any agency or political subdivision thereof, or other entity or organization (each, a "Person"). To the Company's knowledge, none of the
                          ------
Company or any of its subsidiaries is infringing upon the right or claimed right of any Person with respect to any of the Intellectual Property. None of the Company or any of its subsidiaries has licensed any of the Intellectual Property to any other Person, nor does any other Person have an option or any other right to acquire any of the Intellectual Property other than in the ordinary course of business (except for the Intellectual Property that is in the public domain). To the Company's knowledge, none of the employees of the Company or any of its subsidiaries is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any order, writ, injunction, judgment, instrument or decree of any court, administrative agency, government agency or instrumentality that would interfere with the use of such employee's best efforts to promote the interests of the Company or any of its subsidiaries or that would conflict with the business of the Company or such subsidiary (as currently conducted or proposed to be conducted). None of the execution or delivery of the Investment Agreements, nor the carrying on of the business of the Company or any of its subsidiaries (as currently conducted or proposed to be conducted) by their respective employees, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract or respective other agreement, covenant or instrument under which any such employee is obligated. It is not, nor will it be necessary, to use any inventions of any of the current employees of the Company or its subsidiaries (or Persons the Company currently intends to hire) made prior to their employment with the Company or its subsidiaries and to which the Company or its subsidiaries do not otherwise have rights.

     2.9     Compliance.
             ----------

          (a) None of the Company or any of its subsidiaries is in violation or in default of any provisions of its respective Articles of Incorporation, bylaws or of any order, writ, injunction, judgment, instrument, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company or any of its subsidiaries which violations or defaults would, either individually or in the aggregate, have a Material Adverse Effect. The execution, delivery and performance of the Investment Agreements and the consummation of the transactions contemplated hereby or thereby do not and will not, with or without the passage of time and/or the giving of notice: (i) result in any such violation or be in conflict with or constitute a default under any such provision, order, writ, injunction, judgment, instrument, decree or contract; (ii) result in the creation of any lien, security interest, charge or encumbrance upon the capital stock or any assets of the Company or any of its subsidiaries; or (iii) give any third party the right to modify, terminate or accelerate any obligation under any such provision, order, writ, injunction, judgment, instrument, decree or contract.

     2.10     Material Contracts.  Schedule 2.10 lists each contract relating to
              ------------------   -------------
the Company or any of its subsidiaries that: (a) represents a contract upon which the Company or such subsidiary is substantially dependent or which is otherwise material to the Company or such subsidiary; (b) provides for borrowings or similar extensions of credit; (c) limits or restricts the ability of the Company or such subsidiary to compete or otherwise to operate in any manner or place; (d) provides for a guaranty or indemnity (other than customary indemnities for infringement of Intellectual Property rights); (e) grants a power of attorney, agency or similar authority to another Person; (f) contains a right of first refusal with respect to the sale or acquisition of the capital stock or assets of the Company or any of its subsidiaries; (g) contains a right or obligation (other than in the ordinary course of business) of any officer or director of the Company or any of its subsidiaries, or any of their respective affiliates or associates; (h) is an employment or consulting agreement to which the Company or any of its subsidiaries is a party; or (i) was not made in the ordinary course of business (collectively, "Material Contracts"). True copies
                                              ------------------
of each Material Contract, including all amendments and supplements thereto, have been made available to Purchasers. Except as set forth in Schedule 2.10,
                                                                  -------------
each Material Contract is valid and subsisting and no breach or default, alleged breach or default, or event which would (with the passage of time, notice or both) constitute a breach or default thereunder on the part of the Company or any of its subsidiaries, or, to the knowledge of the Company, on the part of any other party thereto, has occurred.

     2.11     Absence  of  Undisclosed Liabilities.  Since June 30, 1999 none of
              ------------------------------------
the Company or any of its subsidiaries has: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) made any loans or advances to any Person, other than ordinary advances for expenses incurred in the ordinary course of business consistent with past practices; or (iii) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business consistent with past practices. Except as set forth in the Financial Statements (as defined) and the schedules hereto, the Company has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities paid or incurred in the ordinary course of business subsequent to the Statement Date (as defined), and (ii) obligations under contracts and commitments incurred in the ordinary course of business, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

     2.12     Disclosure.
              ----------

          (a) As of its filing date, each document filed with the Securities and Exchange Commission (the "Commission") by the Company, as amended or
                                  ----------
supplemented  prior  to  the  Closing  Date,  if  applicable,  pursuant  to  the
Securities  Act  and/or  the  Securities  Exchange  Act of 1934, as amended (the
"Exchange  Act")  (i)  complied  in  all  material  respects with the applicable
--------------
requirements of the Securities Act and/or Exchange Act and (ii) did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of the date hereof, the Company has filed all documents with the Commission as required by the Exchange Act and the policies, rules and regulations of the Commission.

          (b) None of the representations or warranties of the Company contained in this Agreement, the schedules and exhibits attached hereto, the other Investment Agreements or any certificate furnished or to be furnished to Purchasers at Closing (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. There is no fact which has not been disclosed to Purchasers in writing of which the Company has knowledge, and which has had or would reasonably be anticipated to have a Material Adverse Effect, and the Company is not aware of any impending or contemplated event or occurrence that would cause any of the representations or warranties contained herein not to be true and complete on the date of such event or occurrence as if made on that date.

     2.13     Conflicts of Interest.  Except as set forth in Schedule 2.13, none
              ---------------------                          -------------
of the Company or any of its subsidiaries is indebted, directly or indirectly, to any of its respective officers or directors or to their respective spouses or immediate family members, for any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business consistent with past practices or relocation expenses of employees. Except as set forth in Schedule 2.13, no director, officer or any affiliates
                           -------------
thereof, (as such term is defined in Rule 405 under the Securities Act), or any members of their immediate families (x) are, directly or indirectly, indebted to the Company or any of its subsidiaries or, (y) have any direct or indirect ownership interest in any Person (A) with which the Company or any of its subsidiaries is affiliated or (B) with which the Company or any of its subsidiaries has a material business relationship, or (C) which competes with the Company or any of its subsidiaries; except that for purposes of this clause
(y), officers, directors or affiliates thereof or any members of their immediate families may own stock in (but not exceeding one percent (1%) of the outstanding capital stock of) any publicly traded companies that may compete with the Company. To the Company's knowledge, none of the officers or directors of the Company or any members of their immediate families are, directly or indirectly, interested in any material contract of the Company or any of its subsidiaries. None of the Company or any of its subsidiaries is a guarantor or indemnitor of any indebtedness of any other Person.

     2.14     Registration  Rights  and  Voting  Rights.  Except as set forth in
              -----------------------------------------
Schedule  2.14  and contemplated in the Registration Rights Agreement, there are
--------------
no agreements, written or oral, between the Company and any Person relating to the registration of its capital stock under federal or state securities laws, including piggyback registration rights. Except as set forth in Schedule 2.14,
                                                                  -------------
to the Company's knowledge, no stockholders of the Company have entered into any agreements with respect to the voting of shares of the capital stock of the Company.

     2.15     Private  Placement.  Subject  to  and  in  reliance in part on the
              ------------------
truth and accuracy of the representations of each Purchaser set forth in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement is exempt from the registration requirements of the Securities Act and any applicable state securities laws and none of the Company or any of its subsidiaries nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     2.16     Title  to  Property  and  Assets.  Except as set forth in Schedule
              --------------------------------                          --------
2.16, the Company and each of its subsidiaries owns its property and assets free
----
and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business or liens for taxes that are not delinquent or being contested in good faith and do not materially impair the ownership or use of such property or assets by the Company or such subsidiary. Except as set forth in Schedule 2.16 with respect to the
                                               -------------
property and assets it leases, each of the Company and its subsidiaries is in compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances.

     2.17     Employee  Matters.  Except  as described in Schedule 2.17 attached
              -----------------                           -------------
hereto, neither the Company nor any of its subsidiaries is a party to or bound by, or has any liability under, any material employment contract or any deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation or benefit agreement, plan or arrangement, of any kind including without limitation any multiemployer plan.

     2.18     Tax Returns and Audits.  Except as set forth in Schedule 2.18, the
              ----------------------                          -------------
Company and its subsidiaries have accurately prepared and timely filed all federal, state, foreign, local and other tax returns required by law to be filed, except where failure to do so would not reasonably be expected to have a Material Adverse Effect, have paid or made provision for the payment of all taxes shown on such returns to be due and all additional assessments. Adequate provisions have been made and are reflected in the Financial Statements to the extent required by generally accepted accounting principles applied on a consistent basis and as in effect in the United States ("GAAP") for all current taxes and other charges to which the Company or any of its subsidiaries is subject and which are not currently due and payable. There are no additional assessments or adjustments pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries for any period.

     2.19     Labor  Agreements  and Actions.  None of the Company or any of its
              ------------------------------
subsidiaries is bound by or subject to (and none of their assets or properties are bound by or subject to) any written or oral contract, commitment, agreement or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company or any of its subsidiaries. There is no strike or other labor dispute involving the Company or any of its subsidiaries pending, or to the knowledge of the Company, threatened, which could have a Material Adverse Effect, nor is the Company aware of any labor organization activity involving the employees, representatives or agents of the Company or any of its subsidiaries. The Company and its subsidiaries have complied with all applicable federal and state equal employment opportunity laws and regulations and with all other laws and regulations related to employment and labor issues except where the failure to comply would not have a Material Adverse Effect.

     2.20     Permits.  Except  as  set  forth in Schedule 2.20, the Company and
              -------                             -------------
its subsidiaries have all franchises, permits, licenses and any other governmental authority necessary for the conduct of their businesses as now being conducted, the lack of which could have a Material Adverse Effect. None of the Company or any of its subsidiaries is in default in any material respect under any of such franchises, permits, licenses or other authority.

     2.21     Corporate  Documents.  The  Existing  Articles and Existing Bylaws
              --------------------
are in the form provided to counsel for Purchasers. The copy of the minute books of the Company provided to counsel for Purchasers contains minutes of all meetings of directors and shareholders of the Company and all actions by written consent without a meeting by the directors and stockholders of the Company since the date of the Company's incorporation and reflects all actions by the directors (and any committee of directors) and shareholders of the Company with respect to all transactions referred to in such minutes accurately in all material respects.

     2.22     Real  Property  Holding  Corporation.  The Company is not a United
              ------------------------------------
States real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and Section 1.897-2(c) of the Treasury Regulations promulgated thereunder.

     2.23     Financial  Statements.  Attached  hereto  as  Schedule  2.23  are
              ---------------------                         --------------
complete and correct copies of (i) the unaudited balance sheet of the Company for the quarterly period ended June 30, 1999; (ii) audited consolidated financial statements of the Company containing audited balance sheets and statements of income at and for the Company's fiscal years ended December 31, 1996, 1997 and 1998 and (iii) an unaudited balance sheet and statement of income of the Company at and for the six-month period ended March 31, 1999 (the "Statement Date") (the items referred to in clauses (i) through (iii),
-----------------
collectively,  the  "Financial Statements").  The Financial Statements have been
                     --------------------
prepared from the books and records of the Company and have been prepared in accordance with GAAP (except as indicated in the notes thereto) and fairly present the consolidated financial condition and operating results of the Company and its subsidiaries as of the dates and for each period presented in accordance with GAAP.

     2.24     Changes.  Since  the  Statement  Date  and  except as set forth in
              -------
Schedule  2.24,  there  has  not  been:
--------------

          (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except for changes in the ordinary course of business or that have not resulted in a Material Adverse Effect;

          (b) any damage, destruction or loss, whether or not covered by insurance, resulting in a Material Adverse Effect;

          (c) any waiver, release or compromise by the Company or any of its subsidiaries of a valuable right or of a material debt owed to it;

          (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or any of its subsidiaries except in the ordinary course of business or that has not resulted in a Material Adverse Effect;

          (e) any material change to a material contract or agreement by which the Company, or any of its assets is bound or subject;

          (f) any material change in any compensation arrangement or agreement with any employee, representative, agent, officer, director or stockholder of the Company or any of its subsidiaries;

          (g) any sale, assignment or transfer of any patents, pending patent applications, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, software source code and object code and proprietary rights and processes or other material intangible assets of the Company or any of its subsidiaries;

          (h) any resignation or termination of employment of any officer, director, key employee, key representative or key agent of the Company or any of its subsidiaries and to the Company's knowledge, the Company does not know of any impending resignation or termination of employment of any such officer, director, key employee, key representative or key agent;

          (i) receipt of notice that there has been a loss of, or order cancellation by, any major advertiser or major customer of the Company or any of its subsidiaries;

          (j) any mortgage, pledge, transfer of a security interest in, lien or encumbrance, created by the Company or any of its subsidiaries, with respect to any of its capital stock, properties or assets, except liens for taxes not yet due or payable;

          (k) any loans or guarantees made by the Company or any of its subsidiaries to or for the benefit of its employees, representatives, agents, officers or directors, or any members of their immediate families, other than ordinary advances for expenses incurred in the ordinary course of business;

          (1) any declaration, setting aside or payment or other distribution with respect to any of the capital stock of the Company or any of its subsidiaries, or any direct or indirect redemption, purchase, or other acquisition of any of such capital stock by the Company or any of its subsidiaries; or

          (m) any arrangement or commitment by the Company or any of its subsidiaries to do anything described in this Section 2.24, subject to materiality and other qualifiers as may be set forth in this Section 2.24.

     2.25     Environmental and Safety Laws.  The Company, its subsidiaries, the
              -----------------------------
operation  of  their  respective businesses and any real property that they own, lease or otherwise occupy or use are in compliance with all applicable Environmental Laws and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws except where the failure to comply would not result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any citation, directive or notice of any proceedings, claims or other actions from any governmental authority arising out of the ownership or occupation of its properties or premises or the conduct of its respective operations, nor is it aware of any basis therefor. To the Company's knowledge, no material expenditure on behalf of the Company or any of its subsidiaries will be required in order to comply with any Environmental Law. As used herein, "Environmental Laws" means any federal, state, municipal, local
                  ------------------
or foreign law, statute, ordinance, code, rule or regulation pertaining to land use, air, soil, surface water, groundwater (including protection, cleanup, removal, remediation or damage thereof), public or employee health or safety or any other environmental matter, including, without limitation, the following laws as the same may be amended from time to time: (i) Clean Air Act (42 U.S.C. 7401, et seq.), (ii) Clean Water Act (33 U.S.C. 1251, et seq.), (iii) Resource
      -- ---                                            -- ---
Conservation  and  Recovery  Act (42 U.S.C.   6901, et seq.), (iv) Comprehensive
                                                    -- ---
Environmental Response Compensation Liability Act, as amended (42 U.S.C. 9601, et seq.) ("CERCLA"), (v) Safe Drinking Water Act (42 U.S.C. 300f, et seq.),
--  ---                                                                -- ---
(vi)  Toxic  Substance Control Act (15 U.S.C.   2601, et seq.), (vii) Rivers and
----                                                  -- ---
Harbors Act (33 U.S.C.   401, et seq.), (viii) Endangered Species Act (16 U.S.C.
                              -- ---
1531, et seq.), and (ix) Occupational Safety and Health Act (29 U.S.C.   651, et
      -- ---                                                                  --
seq.),  together with any other applicable federal, state or local laws relating
---
to emissions, discharges, releases or threatened releases of any Hazardous Substance (as defined herein) into ambient air, land, surface water, ground water, personal property or structures, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, discharge or handling of any Hazardous Substance. As used herein, "Hazardous Substances" means any pollutant, contaminant, hazardous or toxic
----------------------
substance, material, constituent or waste or any pollutant that is labeled or regulated as such terms are defined in any Environmental Law or that is labeled or regulated as such by (i) the United States of America, (ii) any state, commonwealth, territory or possession of the United States of America and (iii) any political subdivision thereof (including counties, municipalities and the like)  or  any  agency,  authority  or  instrumentality of any of the foregoing, including any court, tribunal, department, bureau, commission or board, including, without limitation, asbestos and asbestos-containing materials and any material or substance that is: (i) designated as a "hazardous substance" pursuant to Section 307 of the Federal Water Pollution Control Act, 33 U.S.C.
Section  1251,  et seq. (33 U.S.C.   1317), (ii) defined as a "hazardous waste,,
                -- ---
pursuant  to  Section  1004  of  the Federal Solid Waste Disposal Act, 42 U.S.C.
Section  6901,  et  seq.  (42  U.S.C.   6903),  (iii)  defined  as  a "hazardous
                --  ---
substance" pursuant to Section 101 of CERCLA or (iv) is so designated or defined under any other applicable Environmental Law.

     2.26     FCPA.  The  Company  and  its  subsidiaries  have  complied in all
              ----
material respects with the United States Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), and have obtained all consents, licenses, approvals,
                    ----
authorizations, rights, and privileges in connection with the conduct of its business required by the FCPA and have otherwise conducted their business in compliance with all material respects with the FCPA. Each of the Company's and its subsidiaries internal management and accounting practices and controls are adequate to ensure compliance in all material respects with the FCPA.

     2.27     Finder's  Fee.  Except  as set forth in Schedule 2.27, the Company
              -------------                           -------------
represents that it neither is nor will be obligated for any finder's fee or commission in connection with the transactions contemplated by the Investment Agreements, the documents referred to herein and the transactions contemplated hereby and thereby.

     2.28     Insurance.  Schedule  2.28  sets  forth all insurance policies and
              ---------   --------------
bonds that are material to the Company and its subsidiaries, and such policies and bonds are in full force and effect and, to the knowledge of the Company, no defaults exist under any of them. In the past three years neither the Company nor any of its subsidiaries has been refused insurance for which it applied or had any policy of insurance terminated (except at its request).

     2.29     Year  2000.
              ----------

          (a) To the Company's knowledge, none of the computer software, computer firmware, computer hardware (whether general or special purpose) or other similar or related items of automated, computerized or software systems that are used or relied on by the Company or by any of its subsidiaries in the conduct of their respective businesses will malfunction, will cease to function, will generate incorrect data or will produce incorrect results when processing, providing or receiving (i) date-related data from, into and between the twentieth and twenty-first centuries or (ii) date-related data in connection with any valid date in the twentieth and twenty-first centuries.

          (b) To the Company's knowledge, none of the products and services sold, licensed, rendered, or otherwise provided by the Company or by any of its subsidiaries in the conduct of their respective businesses will malfunction, will cease to function, will generate incorrect data or will produce incorrect results when processing, providing or receiving (i) date-related data from, into and between the twentieth and twenty-first centuries or (ii) date-related data in connection with any valid date in the twentieth and twenty-first centuries.

          (c) Neither the Company nor any of its subsidiaries has made any other representations or warranties regarding the ability of any product or service sold, licensed, rendered, or otherwise provided by the Company or by any of its Subsidiaries in the conduct of their respective businesses to operate without malfunction, to operate without ceasing to function, to generate correct data or to produce correct results when processing, providing or receiving (i) date-related data from, into and between the twentieth and twenty-first centuries and (ii) date-related data in connection with any valid date in the twentieth and twenty-first centuries.

     2.30     Other.  The  Company is not governed by the provisions of Sections
              -----
78.411  through  78.444,  inclusive  of  the  Nevada  Revised  Statutes.

     3.     REPRESENTATIONS AND WARRANTIES OF PURCHASERS.  Each Purchaser hereby
            --------------------------------------------
represents  and  warrants  to the Company, on such Purchaser's own behalf, that:

     3.1     Accredited  Investor:  Authorization.  Purchaser  is an "accredited
             ------------------------------------
investor" within the meaning of Rule 501 promulgated under the Securities Act and has the corporate, partnership or individual, as the case may be, power and authority to enter into and perform this Agreement and the other Investment Agreements and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly authorized, executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors, rights generally and except as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     3.2     No  Conflict  with  Other  Agreements.  The execution, delivery and
             -------------------------------------
performance of the Investment Agreements and the consummation of the transactions contemplated hereby or thereby will not, with or without the passage of time and/or the giving of notice, result in a violation or default of any provisions of Purchaser's charter, bylaws or other organizational document or of any order, writ, injunction, judgment, instrument, decree or material contract to which it is a party or by which it is bound or, to its knowledge, of any material provision of federal or state statute, rule or regulation applicable to Purchaser.

     3.3     Investment  Knowledge.  Purchaser  has  sufficient  knowledge  and
             ---------------------
experience in financial and business matters so as to be capable of evaluating the risks and merits of its investment in the Company and is capable of bearing the economic risks of such investment, including a complete loss of its investment.

     3.4     Distribution.  The  Securities  (including Class B Preferred Shares
             ------------
issuable as dividends and the Underlying Shares) are being acquired for Purchaser's own account with the present intention of holding such securities for purposes of investment and not with a view to or for resale in connection with any distribution thereof in violation of any securities laws. Purchaser further represents that it understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 as promulgated by the Securities and Exchange Commission (such securities, "Unrestricted Securities"), all certificates evidencing any of the Securities
        -----------------
(including Class B Preferred Shares issuable as dividends and the Underlying Shares), whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state. These securities have been acquired for investment and not with a view to distribution or resale in violation of any securities laws. Such shares may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such shares under the Act and any applicable state securities laws or an exemption therefrom."

     4.     CONDITIONS  OF  PURCHASERS'  OBLIGATIONS  AT  THE  CLOSING.  The
            ----------------------------------------------------------
obligations of Purchasers to the Company under this Agreement are subject to the fulfillment, on or before the Closing of each of the following conditions, unless otherwise waived in writing by Purchasers.

     4.1     Performance.  The  Company  shall  have performed and complied with
             -----------
all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing. Each of the representations and warranties of the Company contained in this Agreement shall be deemed made as of the date of this Agreement. All such representations and warranties shall be true and correct on and as of the Closing date with the same force and effect as if made at that time, and there shall be no material adverse change in the circumstances surrounding such representations and warranties between the date of this Agreement and the date of Closing.

     4.2     Qualifications.  All  authorizations, approvals or permits, if any,
             --------------
of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

     4.3     Opinion  of  Company  Counsel.  Purchasers shall have received from
             -----------------------------
Gardere & Wynne L.L.P., counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit E.
                                            ----------

     4.4     Supporting  Documents.  Purchasers  shall  have  received  the
             ---------------------
following:

          (a) A copy of resolutions of the Board of Directors of the Company authorizing and approving the transactions contemplated hereby and a copy of resolutions of the Board of Directors of the Company authorizing and approving the adoption of the Certificate, all such resolutions to be certified by the Secretary of the Company;

          (b) A Certificate of Incumbency executed by the Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute the Note and the Investment Agreements and further certifying that the Articles of Incorporation, as amended, and Bylaws of the Company delivered to legal counsel for each Purchaser at the time of the execution of this Agreement have been validly adopted and have not been amended or modified; and

          (c) Such additional supporting documentation and other information with respect to the transactions contemplated hereby as legal counsel for each Purchaser may reasonably request.

     4.5     Pensat  Documents.  Purchasers  shall  have  received copies of all
             -----------------
then  existing  documentation  relating  to  the  Pensat  Transaction.

     4.6     Agreement  of Shareholders.  Prior to the Closing Date, the Company
             --------------------------
shall have obtained the written consent of a majority of its shareholders entitled to vote on such matters to vote in favor of the following: (i) to amend the Articles of Incorporation of the Company increasing the number of authorized shares of Common Stock of the Company at the Shareholders Meeting to be held pursuant to Section 6.6 of this Agreement, and (ii) to vote in favor of the election of the director designated by TSG to the Board of Directors, at the Shareholders Meeting to be held pursuant to Section 6.6 of this Agreement.
                                                  -----------

     4.7     Certificate  of  Designations.  The  Company  shall  have filed the
             -----------------------------
Certificate with the Secretary of State of Nevada, which Certificate shall continue to be in full force and effect as of the Closing.

     4.8     Payment  of  Expenses.  The  Company  shall have paid in accordance
             ---------------------
with  Section  10.9  the  expenses  and  disbursements  of  TSG.

     4.9     SBA  Forms.  The  Company  shall  have  executed any Small Business
             ----------
Administration forms requested by OCP II or OCP III in connection with the transactions contemplated herein.

     5.     CONDITIONS  OF  THE  COMPANY'S  OBLIGATIONS  AT  THE  CLOSING.  The
            -------------------------------------------------------------
obligations of the Company to Purchasers under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by the Company in writing.

     5.1     Performance.  All covenants, agreements, obligations and conditions
             -----------
contained in this Agreement to be performed by each Purchaser on or prior to the Closing shall have been performed or complied with in all material respects. The representations and warranties of each Purchaser contained in this Agreement shall be deemed made as of the date of this Agreement. All such representations and warranties shall be true and correct on and as of the Closing date with the same force and effect as if made at that time, and there shall be no material adverse change in the circumstances surrounding such representations and warranties between the date of this Agreement and the date of Closing.

     5.2     Minimum  Investment.  In addition to the other conditions specified
             -------------------
in this Section 5, it shall be a further condition to the obligations of the Company, that it shall have received an aggregate of at least: (i) $20,000,000 from TSG; (ii) $900,000 from OCP II; and (iii) $100,000 from OCP III, in connection with the issuance of the Notes hereunder.

     6.     AFFIRMATIVE  COVENANTS  OF  THE  COMPANY.  The Company covenants and
            ----------------------------------------
agrees  as  follows:

     6.1     Corporate  Existence.  The  Company  will  maintain  its  corporate
             --------------------
existence in good standing in the State of Nevada and comply with all applicable laws and regulations of the United States or of any state or political subdivision thereof and of any foreign jurisdiction, and of any government authority of any of the foregoing, where failure to so comply would have a Material Adverse Effect.

     6.2     Books  of  Account  and  Reserves.  The  Company will keep books of
             ---------------------------------
record and account in order to prepare its Financial Statements. The Company will employ a certified public accounting firm of established national reputation selected by the Board of Directors of the Company who are "independent" within the meaning of the accounting regulations of the Securities and Exchange Commission (the "Accountants"). The Company will have annual
                                  -----------
audits made by such Accountants in the course of which such Accountants shall make such examinations, in accordance with generally accepted auditing standards, as will enable them to give such reports or opinions with respect to the financial statements of the Company as will satisfy the requirements of the Securities and Exchange Commission in effect at such time with respect to reports or opinions of accountants.

     6.3     Furnishing  of  Financial  Statements and Information.  The Company
             -----------------------------------------------------
will deliver to each Purchaser and each of their respective transferees, successors and assigns (together with their respective Affiliates (as defined)) that holds a Note or, after conversion, to OCP II and OCP III and to any holder of at least 10% of the Class B Preferred Shares (or the Common Stock issuable upon conversion thereof) while any Class B Preferred Shares are outstanding (and each recipient that receives such information agrees to keep confidential such information as the Company designates as confidential in writing):

          (a) annually, as soon as available, but in any event by the end of each fiscal year, an operating plan and budget for the following year;

          (b) as soon as available, but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited statements of income, operations and cash flows of the Company for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited balance sheets of the Company as of the end of such monthly period, setting forth in each case comparisons to the annual operating plan and budget and to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with GAAP (provided, however, that such statements need not comply with the footnote disclosure requirements of GAAP);

          (c) as soon as available, but in any event within 45 days after the end of each quarterly accounting period in each fiscal year, unaudited statements of income, operations and cash flows of the Company for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and unaudited balance sheets of the Company as of the end of such quarterly period, setting forth in each case comparisons to the annual operating plan and budget and to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with GAAP (provided, however, that such statements need not comply with the footnote disclosure requirements of GAAP);

          (d) as soon as available, but in any event within 90 days after the end of each fiscal year, audited statements of income, operations, retained earnings and cash flows of the Company for such fiscal year and balance sheets of the Company as of the end of such fiscal year, all prepared in accordance with GAAP, all in reasonable detail and duly certified by the Accountants, who shall have given the Company an opinion, unqualified as to the scope of the audit, regarding such statements setting forth in each case comparisons to the annual operating plan and budget of the preceding fiscal year;

          (e) promptly after the Company learns of the commencement or written threats of the commencement of any material lawsuit, legal or equitable, or of any material administrative, arbitration or other proceeding against the Company or its business, assets or properties, written notice of the nature and extent of such suit or proceeding;

          (f) promptly upon transmission thereof, copies of all reports, proxy statements, registration statements and notifications filed by it with the Securities and Exchange Commission pursuant to any act administered by the Securities and Exchange Commission or furnished to stockholders of the Company or to any national securities exchange;

          (g) with reasonable promptness, notice of any default in any agreement of the Company or any of its subsidiaries which is reasonably expected to result in a Material Adverse Effect;

          (h) with reasonable promptness, such other financial data relating to the business, affairs and financial condition of the Company and as is available to the Company and as from time to time the Purchasers may reasonably request; and

          (i) provide copies of definitive documents relating to the Pensat Transaction at least seven (7) days prior to the closing of the Pensat
Transaction  in  substantially  the  form  to  be  executed  at  such  closing.

"Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such first-named Person. For the purposes of this definition, "control," (including with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. In addition, in the case of Purchasers, an "Affiliate," of any Purchaser shall include the partners thereof and the Company shall not be deemed to be an "Affiliate," of any Purchaser.

     6.4     Key  Person  Insurance.  Within  90  days  after  the  Closing, the
             ----------------------
Company shall obtain and thereafter at all times maintain one or more key person life insurance policies on the life of Stephen Raville in an aggregate amount of not less than $10,000,000, with the proceeds of such insurance policies payable to the Company. Copies of such keyman insurance policies shall be delivered to each Purchaser upon request.

     6.5     Subsidiaries.  The  Company shall (i) cause each such subsidiary to
             ------------
comply with the covenants set forth in Sections 6.1, 6.2, and 6.3 and (ii) all references in Section 6.3 to financial statements shall be deemed to refer to consolidated financial statements.

     6.6     Shareholder Meeting.  At the next meeting of its shareholders, such
             -------------------
meeting  to  be held prior to December 31, 1999 (the "Shareholder Meeting"), the
                                                      -------------------
Board of Directors of the Company shall submit and recommend an appropriate amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company to at least 200,000,000.

     6.7     Board  of Directors.  Pursuant to Section 3.02 of the Bylaws of the
             -------------------
Company,  the  Board  of  Directors  of  the  Company (the "Board") shall pass a
                                                            -----
resolution to increase the number of directors on the Board from eight (8) to nine (9) to accommodate TSG's designee to the Board. Upon funding of the Loan Amount, TSG shall have the right to appoint one member to the Board.

     6.8     Access  and  Visitation.  The Company will permit each Purchaser to
             -----------------------
visit and inspect the Company's properties, and to examine the Company's books and records with the Company management at such reasonable times as shall be requested by such Purchaser.

     7.     NEGATIVE  COVENANTS OF THE COMPANY.  The Company will be limited and
            ----------------------------------
restricted  as  follows:

     7.1     Restrictive  Agreements Prohibited.  Neither the Company nor any of
             ----------------------------------
its subsidiaries shall become a party to any agreement which by its terms restricts the Company's performance of the Investment Agreements or its obligations under the Certificate.

     7.2     No Amendment of Certificate.  The Company shall not amend, alter or
             ---------------------------
repeal or otherwise change any of the terms or provisions of the Certificate prior to conversion of the Notes into shares of Class B Preferred Stock.

     7.3     No Issuance of Senior Securities.  Prior to conversion of the Notes
             --------------------------------
into shares of the Class B Preferred Stock, the Company shall not create, authorize, issue or increase the authorized amount of, any preferred stock or any other class or series of any equity securities, or any warrants, options or other rights convertible or exchangeable into any class or series of any equity securities of the Company, having a preference or priority over the Class B Preferred Stock as to the right to received dividends or amounts distributable upon liquidation of the Company.

     7.4     Affiliate  Transactions.  The  Company  will  not  enter  into  any
             -----------------------
transactions with any Affiliate unless conducted on an arm's-length basis, at fair market value. For purposes of this Section 7.2, (i) "Affiliate" shall mean any entity directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or any of its subsidiaries) and includes (a) any person who is a director or beneficial owner of at least 5% of such person's equity securities, (b) any person (other than wholly-owned Subsidiaries) of which the Company or any Affiliate owns at least 10% of such person's equity securities or (c) immediate family members of any such person specified in clauses (a) or (b) and (ii) "Subsidiary" shall mean any entity of which the Company owns, directly or indirectly, at least a majority of the outstanding capital stock or a partnership in which the Company (or a subsidiary of the Company) serves as general partner.

     8.     CONVERSION  OF  CLASS  B  PREFERRED SHARES AND EXERCISE OF WARRANTS.
            ---------------------------------------------------------- ---------

     8.1     Conversion of Preferred Shares.  Each Purchaser may, at its option,
             ------------------------------
at any time and from time to time, after conversion of the Note and amendment of the Articles of Incorporation as contemplated by Section 6.6 above, convert all or any portion of the Class B Preferred Shares into Common Stock at the rate and upon the terms and conditions and subject to the adjustments set forth in the Certificate.

     8.2     Exercise  of Warrants.  Each Purchaser may, at its option, exercise
             ---------------------
any Warrant, or any portion thereof, after conversion of the Note and issuance of the Warrants, and after amendment of the Articles of Incorporation as contemplated by Section 6.6 above, in exchange for Common Stock at the rate and upon the terms and conditions set forth in the applicable Warrant Agreement.

     8.3     Underlying  Shares  Fully  Paid;  Reservation of Common Stock.  The
             -------------------------------------------------------------
Company covenants and agrees that all Underlying Shares shall be issued upon the exercise of the conversion privilege referred to in Section 8.1 and the right of exercise referred to in Section 8.2 and shall, upon issuance in accordance with the terms of the Company's Articles of Incorporation, as amended, and the Warrant Agreements, respectively, be fully paid and non-assessable, and that the issuance thereof shall not give rise to any preemptive rights on the part of any Person. The Company further covenants and agrees that the Company will at all times from and after the Shareholder Meeting have authorized and reserved a sufficient number of shares of its Common Stock for the purpose of issuing the Underlying Shares.

     8.4     Adjustment  of  Number  of  Shares.  The number of shares of Common
             ----------------------------------
Stock issuable upon conversion of Class B Preferred Shares as well as the number of shares of Common Stock issuable upon exercise of any Warrant (and the exercise price payable in connection with such exercise) shall be subject to adjustment from time to time as set forth in the Certificate and in the Warrant Agreements.

     9.     PREEMPTIVE  RIGHTS.
            ------------------

     9.1 After conversion of the Notes, each Purchaser and its transferees, successors and assigns (each, a "Holder") shall be entitled to a preemptive
                                      ------
right  to  purchase  its pro rata share of all or any part of any New Securities
                         --------
(as defined) which the Company may, from time to time, sell and issue. Such Holder's pro rata share, for purposes of this preemptive right, is the ratio
          ---------
that the number of whole shares of Common Stock into which the shares of Class B Preferred Shares held by such Holder (including any additional shares of Class B Preferred Shares issued to such holder) are convertible plus the number of shares of Common Stock then held by the Holder as a result of the conversion of Class B Preferred Shares together with the number of shares such Holder is entitled to purchase pursuant to Warrants bears to the total number of shares of Common Stock of the Company on a fully-diluted basis.

     9.2     Except  as  set  forth in the next sentence, "New Securities" shall
                                                           --------------
mean any shares of capital stock of the Company, including Common Stock, whether now authorized or not, and rights, options or warrants to purchase said shares of capital stock, and securities of any type whatsoever that are, or may become, convertible into said shares of capital stock. Notwithstanding the foregoing, "New Securities" does not include (i) securities offered to the public generally pursuant to a registration statement filed with the Commission and declared effective under the Securities Act,(ii) securities issued in connection with the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or in a transaction governed by Rule 145 under the Securities Act, (iii) options exercisable for Common Stock issued to employees, officers, directors or consultants of the Company outstanding as of the first date on which Class B Preferred Shares were first issued (the "First Issue Date") or options issued to employees, officers,
                    ----------------
directors or consultants of the Company pursuant to the Employee Plan, the Executive Plan, the Director Plan, the Market Value Appreciation Plan, or the Pay for Performance Plan or a stock option plan adopted by the Board of Directors of the Company and approved by a majority of the holders of Class B Preferred Shares after the First Issue Date, (iv) shares of Common Stock issued on conversion of outstanding Class B Preferred Shares; (v) shares of Common Stock issued upon exercise of rights, convertible securities or warrants (A) outstanding as of the First Issue Date or (B) issued in connection with the sale of Class B Preferred Shares hereunder, (vi) stock issued pursuant to any rights or agreements, including without limitation convertible securities, options and warrants, provided, that, the preemptive rights established by this Section 9
           --------   ----
shall apply with respect to the initial sale or grant by the Company of interests in its capital stock pursuant to such rights or agreements, or (vii) stock issued in connection with any stock split, stock dividend or recapitalization by the Company.

     9.3     In  the  event the Company proposes to undertake an issuance of New
Securities, it shall give the Holders of the Notes or Class B Preferred Shares written notice of its intention, describing the type of New Securities, and the price and terms upon which the Company proposes to issue the same. Each Holder of Class B Preferred Shares shall have thirty (30) days from the date of receipt of any such notice to agree to purchase up to its respective pro rata share of
                                                               --- ----
such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

     9.4 In the event a Holder fails to exercise such preemptive right within said thirty-day period (each such Holder a "Non-Electing Holder"), the
                                                      -------------------
Company shall give the Holders that have elected to exercise such preemptive right within said thirty-day period (each such Holder an "Electing Holder")
                                                               ---------------
written notice of each Non-Electing Holder's failure to exercise its preemptive right to purchase its pro rata share of the New Securities (such securities, the
                      --- ----
"Additional  New  Securities").  Each  Electing  Holder shall have ten (10) days
 ---------------------------
from  the  date of receipt of any such notice to elect to purchase up to its pro
                                                                             ---
rata  share  of  the  Additional  New Securities by giving written notice to the
----
Company and stating therein the quantity of such New Securities to be purchased.

     9.5 In the event any Electing Holder fails to exercise its preemptive right pursuant to Section 9.4 within said forty-day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of Additional New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the Additional New Securities not elected to be purchased by Electing Holders at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the Additional New Securities or entered into an agreement to sell the Additional New Securities within said ninety-day period (or sold and issued
Additional New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any of such Additional New Securities, without first offering such securities in the manner provided above.

     9.6 In the event no Holders exercise their respective preemptive right pursuant to Section 9.3 within said thirty-day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities not elected to be purchased by Holders of the Class B Preferred
Shares at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said ninety-day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any of such New Securities, without first offering such securities in the manner provided above.

     10.     MISCELLANEOUS.
             -------------

     10.1     Survival  of  Warranties.  The  warranties,  representations  and
              ------------------------
covenants of the Company and Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

     10.2     Transfer;  Successors  and  Assigns.  The  terms and conditions of
              -----------------------------------
this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

     10.3     No  Third Party Beneficiaries.  Nothing express or implied in this
              -----------------------------
Agreement is intended to confer, nor shall anything herein confer, upon any other than the parties hereto and the respective successors or assigns of such parties, any rights, remedies, obligations or liabilities whatsoever.

     10.4     GOVERNING  LAW.  THIS  AGREEMENT  AND  ALL  ACTS  AND TRANSACTIONS
              --------------
PURSUANT HERETO AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     10.5     WAIVER  OF  JURY  TRIAL.  THE COMPANY AND EACH PURCHASER DO HEREBY
              -----------------------
KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE SUCH RIGHT ANY PARTY OR THEIR SUCCESSORS OR ASSIGNS MAY HAVE TO A JURY TRIAL IN EVERY JURISDICTION IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO OR THEIR SUCCESSORS OR ASSIGNS AGAINST ANY OTHER PARTY HERETO OR THEIR RESPECTIVE AFFILIATES, SUCCESSORS OR ASSIGNS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED BY ANY PARTY IN CONNECTION THEREWITH (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR OTHERWISE VOID OR VOIDABLE).

     10.6     Counterparts.  This  Agreement  may  be  executed  in  two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     10.7     Titles  and  Subtitles.  The  titles  and  subtitles  used in this
              ----------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     10.8     Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed effectively given and received upon delivery in person, or two business days after delivery by overnight courier service or by telecopier transmission with acknowledgment of transmission receipt, or five business days after deposit via certified or registered mail, return receipt requested, addressed to the party to be notified at such party's address as set forth below or on Schedule 1 hereto, or as subsequently modified by written
                      -----------
notice,  and  (a)  if  to  the  Company:

     Pointe  Communications  Corporation
     1325  Northmeadow  Parkway
     Suite  110
     Roswell,  GA  30076
     Attention:     Stephen  E.  Raville
     Facsimile:     (770)  319-2834

with  a  copy  to  (which  shall  not  constitute  notice):
     Gardere  &  Wynne,  LLP
     3000  Thanksgiving  Tower
     1601  Elm  Street
     Dallas,  TX  75201-4761
     Attention:     W.  Robert  Dyer  Jr.
     Facsimile:     (214)  999-3574

(b)     if  to  TSG:
     TSG  Capital  Fund  III,  L.P.
     177  Broad  Street,  12th  Floor
     Stamford,  CT  06901
     Attention:     Darryl  B.  Thompson
     Facsimile:     (203)  406-1590

with  a  copy  to  (which  shall  not  constitute  notice):
     Mayer,  Brown  &  Platt
     1675  Broadway
     New  York,  NY  10019
     Attention:     Kathleen  A.  Walsh
     Facsimile:     (212)  262-1910

(c)  if  to  OCP  II:
     Opportunity  Capital  Partners  II,  L.P.
     2201  Walnut  Avenue,  Suite  210
     Fremont,  California  94538
     Attention:     Lewis  E.  Byrd
     Facsimile:     (510)  494-5439

with  a  copy  to  (which  shall  not  constitute  notice):
     Folger  Levin  &  Kahn,  L.L.P.
     Embarcadero  Center  West
     275  Battery  Street,  23rd  Floor
     San  Francisco,  California  94111
     Attention:     Christopher  Conner,  Esq.
     Facsimile:     (415)  986-2827

(d)  if  to  OCP  III:
     Opportunity  Capital  Partners  III,  L.P.
     2201  Walnut  Avenue,  Suite  210
     Fremont,  California  94538
     Attention:     Lewis  E.  Byrd
     Facsimile:     (510)  494-5439

with  a  copy  to  (which  shall  not  constitute  notice):
     Folger  Levin  &  Kahn,  L.L.P.
     Embarcadero  Center  West
     275  Battery  Street,  23rd  Floor
     San  Francisco,  California  94111
     Attention:     Christopher  Conner,  Esq.
     Facsimile:     (415)  986-2827

     10.9     Expenses.  Each  party  shall  bear  its  own  costs and expenses;
              --------
provided, however, that the Company shall pay and be responsible for the reasonable legal fees and out-of-pocket expenses incurred by TSG and TSG's counsel, not to exceed in the aggregate $100,000, incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby.

     10.10     Amendments  and  Waivers.  Any  term  of  this  Agreement  may be
               ------------------------
amended or waived, and this Agreement may be terminated, with the written consent of the parties hereto.

     10.11     Severabilitv.  If  one  or  more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

     10.12     Delays or Omissions.  No delay or omission to exercise any right,
               -------------------
power  or  remedy  accruing  to any holder of the Notes or of any of the Class B
Preferred Shares (or the Common Stock issuable upon conversion thereof) or to the Company, upon any breach or default of the Company or by any Purchaser under this Agreement, shall impair any such right, power or remedy of such holder or the Company, as the case may be, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder or the Company, as the case may be, of any breach or default under this Agreement, or any waiver on the part of any holder or the Company, as the case may be, of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     10.13     Further  Assurances.  The  Company  and each Purchaser shall take
               -------------------
such additional actions and execute and deliver such additional agreements and other instruments and documents as necessary or appropriate to effect the transactions contemplated by this Agreement in accordance with its terms.

     10.14     Entire  Agreement.  This Agreement, and the documents referred to
               -----------------
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled. Other than the Investment Agreements there are no other agreements existing between the Company and Purchasers.

     10.15     Notice to OCP II and OCP III.  The Company may send a single copy
               ----------------------------
of any notice or delivery required to be made by Company to the Purchasers hereunder for both OCP II and OCP III at their common address, as set forth in
Section  10.8  of  this  Agreement,  in  full  satisfaction of such requirement.

     10.16     Voting  Agreement.  Each  of TSG, OCP II and OCP III hereby agree
               -----------------
that, with respect to the rights of the holders of the Class B Preferred Stock to designate, elect and remove a director as set forth in Section 3 (c) of the Certificate, so long as TSG owns at least 35% in the aggregate of the Class B Preferred Stock originally issued to it, (i) TSG shall have the right to designate the director to be elected by the holders of the Class B Preferred Stock (the "Class B Director") and each of OCP II and OCP III agree to vote in favor of the Class B Director so designated by TSG, and (ii) the Class B Director shall be subject to removal only at the request of TSG and each of OCP II and OCP III agree to vote in favor of such removal if so requested by TSG.

                            [Signature Pages Follow]

     The parties have executed this Agreement as of the date first written above.

                              COMPANY:

                              POINTE  COMMUNICATIONS  CORPORATION,
                              a  Nevada  corporation


                              By:
                              Patrick  E.  Delaney
                              Chief  Financial  Officer

                              PURCHASERS:

                              TSG  CAPITAL  FUND  III,  L.P.,
                              a  Delaware  limited  partnership

                              By:     TSG  Associates  III,  L.L.C.,
                              Its  General  Partner

                                   By:
                                        ---------------------------------
                                        Name:
                                        Title:


                              OPPORTUNITY CAPITAL PARTNERS II, L.P., a Delaware limited partnership


                              By:     Thompson  Capital  Management,  L.P.
                              Its  General  Partner


                                   By:  /S/  Lewis  E.  Byrd
                                        ---------------------------------
                                        Lewis  E.  Byrd
                                        Partner

                              OPPORTUNITY CAPITAL PARTNERS III, L.P., a Delaware limited partnership


                              By:     JM  Capital  Management,  L.P.
                                   Its  General  Partner


                                   By:  /S/  Lewis  E.  Byrd
                                        ---------------------------------
                                        Lewis  E.  Byrd
                                        General  Partner

                                    EXHIBIT A
                                    ---------

                       FORM OF CONVERTIBLE PROMISSORY NOTE

                                   [ATTACHED]

                                    EXHIBIT B
                                    ---------

                       FORM OF CERTIFICATE OF DESIGNATIONS

                                   [ATTACHED]

                                    EXHIBIT C
                                    ---------

                            FORM OF WARRANT AGREEMENT

                                   [ATTACHED]

                                    EXHIBIT D
                                    ---------

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                   [ATTACHED]

                                    EXHIBIT E
                                    ---------

                FORM OF LEGAL OPINION OF GARDERE & WYNNE, L.L.P.

                                   [ATTACHED]

                                   SCHEDULE 1
                                   ----------

Purchaser Name                          Loan Amount
--------------------------------------  ------------
TSG Capital Fund III, L.P.              $ 20,000,000

Opportunity Capital Partners II, L.P.   $    900,000

Opportunity Capital Partners III, L.P.  $    100,000
                                        ------------

Total                                   $ 21,000,000